*** Exercise Your *Right* to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

AUXILIO, INC.

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51 MERCEDES WAY
EDGEWOOD NY 11717

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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 31, 2009
Date: June 18, 2009 **Time:** 3:00 PM PST
Location: Corporate Headquarters
27401 Los Altos, Suite 100
Mission Viejo, California

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement   2. Form 10-K

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*:	www.proxyvote.com
2) *BY TELEPHONE*:	1-800-579-1639
3) *BY E-MAIL**:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 04, 2009 to facilitate timely delivery.

— How To Vote —

Please Choose One of The Following Voting Methods

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Vote In Person: If you choose to vote these shares in person at the meeting, you must request a *"legal proxy."* To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Edward B. Case	02 Joseph J. Flynn	03 Michael Joyce	04 John D. Pace	05 Max Poll
06 Mark St. Clare	07 Michael Vanderhoof	08 Etienne Weidemann		

The Board of Directors recommends you vote FOR the following proposal(s):

2 Approval of amendment of the Company's 2007 Stock Option Plan described in the accompanying proxy statement.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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